UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Alliance New York Municipal Income Fund

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2011

Annual Report

This report provides management’s discussion of fund performance for Alliance New York Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2011. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AYN”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax and New York State and New York City income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from these taxes. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality, as determined by the Fund’s investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and

“Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 24.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital Municipal Bond Index, for the six- and 12-month periods ended October 31, 2011.

The Fund outperformed its benchmark for the 12-month period ended October 31, 2011. Security selection contributed in the special tax sector, while it detracted in the transportation sector. Leverage was beneficial to the Fund’s income since the cost of leverage remained significantly below the average earnings on the Fund’s investments for the period. However, leverage, achieved through the usage of both auction rate preferred stock and tender option bonds (“TOBs”), detracted from the Fund’s total return for the 12-month period, as it increased the Fund’s overall interest rate sensitivity and interest rates for bonds other than the highest credit quality bonds generally rose.

For the six-month period ended October 31, 2011, the Fund underperformed its benchmark. Security selection contributed in the special tax sector, while yield curve positioning was negative. Leverage, achieved through the usage of auction rate preferred stock and TOBs, was beneficial to income and total return as it increased the Fund’s overall interest rate sensitivity, and interest rates generally declined.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	1

Interest rate swaps were also used for hedging purposes and had no material impact on performance for the six- or 12-month periods.

The Municipal Bond Investment Team (the “Team”) continues to focus buying activity on revenue bonds, as the Team expects state and local governments to have to grapple with budget and pension fund shortfalls both in the present and in the years ahead.

Market Review and Investment Strategy

Municipal bond markets drew strength from a very tight supply of issuance and continued improved tax collections, and having risen over the six-month period ended October 31, 2011, as investor panic concerning the perceived risk of defaults sweeping the nation appeared to have subsided. New municipal bond issuance fell sharply in the first nine months of 2011, to the lowest level in a decade. Mayors and governors were reluctant to commit to large capital expenditures while they were slashing their operating budgets. Nevertheless, the need to issue bonds to fund critical capital improvements grew, which points to the likelihood of increased issuance ahead.

The Team estimates that state tax revenues climbed to approximately 70% of their peak reached in September 2008 after the largest drop ever seen. For fiscal year 2012, revenues were conservatively projected by the states to increase by about 2% on average of a growth rate that the Team expects may be exceeded. State and local tax collections are highly correlated with the rate of economic growth. Uncertainty surrounding the domestic economic outlook due to the deteriorating economic outlook for Europe, coupled with the fallout of the European debt crisis worked together during the summer to cloud the outlook for tax collections going forward.

In recognition of a more cooperative work environment between New York’s Governor and Legislature, the Team upgraded its assessment of New York State’s credit quality earlier this year. However, the slow recovery and an anticipated lackluster Wall Street bonus season will continue to pressure the state budget. The Team expects additional cuts for the fiscal 2013 fiscal year to make room for growing Medicaid and pension expenditures. Cuts may be mitigated with higher revenues as the Governor is considering tax increases despite previous pledges not to do so. Any proposed increase is likely to receive significant support from localities and school districts who hope to offset the effects of a new property tax cap. The cap, which limits levy increases to 2% subject to some very specific exceptions, exempts debt service for school districts but not for cities or towns adding credit pressure for these entities.

While the change in the tax collections of state and local governments is highly uncertain at the moment, the Team does not envision a rash of defaults should tax collections be less than expected. Most state and local

2	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

governments made progress this summer in addressing their budget shortfalls going forward. States and municipalities continued to face their most serious fiscal difficulties since the Great Depression, but, in general, substantial progress was made during the summer to balance their budgets, reducing the risk of widespread defaults.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that some insurers may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2011, 23.88% of the Fund’s total investments were in insured bonds and 3.91% of total investments were in insured prerefunded/escrowed to maturity bonds.

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay preferred dividends at on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. The Team continues to explore other liquidity and leverage options, including as it has used in the past, tender option bonds; this may result in Preferred Shares being redeemed or repurchased in the future. The Fund is not required to redeem or repurchase any Preferred Shares, and the Team expects to continue to rely on the Preferred Shares for a portion of the Fund’s leverage exposure.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance New York Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AYN”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 43.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in New York Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting New York municipal bond issuers.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the preferred dividends paid on the Auction Rate Preferred Stock or the interest paid on the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	Returns
	6 Months	12 Months
Alliance New York Municipal Income Fund (NAV)	5.51%	4.09%

Barclays Capital Municipal Index	5.56%	3.78%

The Fund’s Market Price per share on October 31, 2011 was $13.69. The Fund’s NAV Price per share on October 31, 2011 was $14.42. For additional Financial Highlights, please see page 28.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $69.6

*	All data are as of October 31, 2011. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

6	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 162.4%
Long-Term Municipal Bonds – 162.4%
New York – 137.3%
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	$205	$221,209
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19	380	405,943
East Rochester NY HSG Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	450	473,562
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/25	4,000	4,564,120
Erie Cnty NY IDA AGM Series 03 5.75%, 5/01/23 (Pre-refunded/ETM)	1,250	1,284,263
Hempstead NY IDA Series 02 5.50%, 6/01/32 (Pre-refunded/ETM)	1,320	1,359,824
Long Island Pwr Auth NY NPFGC-RE Series 06A 5.00%, 12/01/19	650	719,570
Madison Cnty NY IDA (Oneida Health Sys) RADIAN Series 01 5.35%, 2/01/31	1,500	1,360,830
Metropolitan Trnsp Auth NY 5.00%, 11/15/23	2,500	2,876,625
Series 02A 5.125%, 11/15/31	5,500	5,629,305
Series 2005B 5.00%, 11/15/31	1,100	1,126,169
New York NY GO Series 04G 5.00%, 12/01/23	780	845,122
Series 04I 5.00%, 8/01/21	1,000	1,088,090
Series 2008G 5.00%, 8/01/22	2,000	2,244,300
Series 2012A 5.00%, 8/01/24	1,000	1,138,840
Series C 5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,094,750

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY HDC MFHR (New York NY HDC) Series 02A 5.50%, 11/01/34	$1,250	$1,262,775
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24	200	206,962
New York NY Mun Wtr Fin Auth Series 02A 5.125%, 6/15/34	5,000	5,101,400
Series 03A 5.00%, 6/15/27	2,000	2,104,440
New York NY Trnsl Fin Auth 5.00%, 5/01/27	3,000	3,271,680
Series 2011D 5.00%, 2/01/25	1,500	1,696,560
New York NY Trst for Cult Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	5,000	5,051,100
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	485	536,716
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04 5.75%, 8/01/29	5,000	5,250,150
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	1,255	1,292,261
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC 5.25%, 8/15/31	1,990	1,992,826
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/26(a)	3,000	3,263,640
New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	780	829,397
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	345	366,235
New York St Dormitory Auth (NYU Hosp Center) Series 07A 5.00%, 7/01/22	300	313,500

8	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.25%, 7/01/24	$170	$176,730
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(a)	3,000	3,301,950
New York St HFA MFHR (Patchogue Apts) Series 02A 5.35%, 2/15/29	2,090	2,090,293
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	8,315	8,316,330
New York St Pwr Auth NPFGC Series C 5.00%, 11/15/19	1,320	1,526,936
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 5.00%, 4/01/25	4,000	4,532,320
New York St UDC Series 02A 5.25%, 3/15/32 (Pre-refunded/ETM)	5,000	5,092,500
Niagara Cnty NY IDA (Niagara Univ) RADIAN Series 01A 5.40%, 11/01/31	1,435	1,440,496
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	995	836,606
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	185	187,257
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	200	201,570
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) AMBAC Series 03A-1 5.25%, 6/01/21	4,000	4,249,160
Triborough Brdg & Tunl Auth NY Series 01A 5.00%, 1/01/32 (Pre-refunded/ETM)	755	760,836
Series 2011A 5.00%, 1/01/27	2,200	2,458,082
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	300	243,564

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	$1,200	$1,203,348

		95,590,142

California – 2.1%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	425	483,760
California GO Series 04 5.00%, 2/01/33	1,000	1,003,230

		1,486,990

Colorado – 0.6%
Northwest Met Dist #3 CO 6.125%, 12/01/25	500	427,630

Florida – 1.5%
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,040	1,033,178

Illinois – 0.4%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	313,450

Ohio – 0.4%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(b)(c)	300	246,660

Puerto Rico – 20.1%
Puerto Rico Elec Pwr Auth XLCA Series 02-2 5.25%, 7/01/31 (Pre-refunded/ETM)	3,050	3,180,693
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	538,780
Series 04A 5.25%, 7/01/19	510	524,617
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01C 5.30%, 12/01/28	1,500	1,500,165
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Pre-refunded/ETM)	3,250	3,357,282

10	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	$585	$607,692
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	4,000	4,272,320

		13,981,549

Total Long-Term Municipal Bonds (cost $109,728,133)		113,079,599

	Shares
SHORT-TERM INVESTMENTS – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.09%(d) (cost $1,095,545)	1,095,545	1,095,545

Total Investments – 164.0% (cost $110,823,678)		114,175,144
Other assets less liabilities – (5.4)%		(3,769,353)
Preferred Shares at liquidation value – (58.6)%		(40,800,000)

Net Assets Applicable to Common Shareholders – 100.0%(e)		$69,605,791

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	$7,500	12/15/11	1.828%	SIFMA	*	$(31,478)
Merrill Lynch Capital Services, Inc.	1,200	7/30/26	4.090%	SIFMA	*	(274,968)
Merrill Lynch Capital Services, Inc.	1,300	8/09/26	4.063%	SIFMA	*	(303,879)
Merrill Lynch Capital Services, Inc.	2,000	11/15/26	4.378%	SIFMA	*	(557,358)

						$(1,167,683)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	11

Portfolio of Investments

(b)	Fair valued.

(c)	Illiquid security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of October 31, 2011, the Fund held 39.2% of net assets in insured bonds (of this amount 16.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

12	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,728,133)	$113,079,599
Affiliated issuers (cost $1,095,545)	1,095,545
Interest and dividends receivable	1,659,762
Receivable for investment securities sold	95,000

Total assets	115,929,906

Liabilities
Payable for floating rate notes issued*	4,200,000
Unrealized depreciation on interest rate swap contracts	1,167,683
Advisory fee payable	52,545
Dividends payable—preferred shares	1,652
Accrued expenses	102,235

Total liabilities	5,524,115

Preferred Shares, at Liquidation Value
Preferred Shares, $.001 par value per share; 1,800 shares authorized, 1,632 shares issued and outstanding at $25,000 per share liquidation preference	40,800,000

Net Assets Applicable to Common Shareholders	$69,605,791

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,998,200 shares authorized, 4,828,621 shares issued and outstanding	$4,829
Additional paid-in capital	67,443,948
Undistributed net investment income	529,260
Accumulated net realized loss on investment transactions	(556,029)
Net unrealized appreciation on investments	2,183,783

Net Assets Applicable to Common Shareholders	$69,605,791

Net Asset Value Applicable to Common Shareholders (based on 4,828,621 common shares outstanding)	$14.42

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Interest	$5,567,035
Dividends—Affiliated issuers	558	$5,567,593

Expenses
Advisory fee (see Note B)	710,098
Preferred Shares-auction agent’s fees	22,853
Directors’ fees	56,705
Custodian	52,298
Audit	42,528
Printing	25,720
Registration fees	24,325
Legal	23,050
Transfer agency	4,159
Miscellaneous	56,742

Total expenses before interest expense and fees	1,018,478
Interest expense and fees	34,582

Total expenses	1,053,060
Less: expenses waived and reimbursed by the Adviser (see Note B)	(67,919)

Net expenses		985,141

Net investment income		4,582,452

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		234,872
Swap contracts		(340,903)
Net change in unrealized appreciation/depreciation of:
Investments		(1,600,726)
Swap contracts		(143,534)

Net loss on investment transactions		(1,850,291)

Dividends to Preferred Shareholders from
Net investment income		(133,296)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$2,598,865

See notes to financial statements.

14	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$4,582,452	$4,874,153
Net realized loss on investment transactions	(106,031)	(650,858)
Net change in unrealized appreciation/depreciation of investments	(1,744,260)	1,504,566
Dividends to Preferred Shareholders from
Net investment income	(133,296)	(165,189)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,598,865	5,562,672
Dividends to Common Shareholders from
Net investment income	(4,113,817)	(4,085,896)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	15,256	12,819
Sale of Common Stock	(43)	237

Total increase (decrease)	(1,499,739)	1,489,832
Net Assets Applicable to Common Shareholders
Beginning of period	71,105,530	69,615,698

End of period (including undistributed net investment income of $529,260 and $534,824, respectively)	$69,605,791	$71,105,530

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and

16	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$110,815,117		$2,264,482		$113,079,599
Short-Term Investments		1,095,545		– 0	–	– 0	–	1,095,545

Total Investments in Securities		1,095,545		110,815,117		2,264,482		114,175,144
Other Financial Instruments*:
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(1,167,683)		(1,167,683)

Total		$1,095,545		$110,815,117		$1,096,799		$113,007,461

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Long-Term Municipal Bonds			Interest Rate Swap Contract			Total
Balance as of 10/31/10	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(3,971)			– 0	–		(3,971)
Realized gain (loss)		(135)			(310,708)			(310,843)
Change in unrealized appreciation/depreciation		(33,529)			(174,458)			(207,987)
Purchases		– 0	–		– 0	–		– 0	–
Sales		(40,000)			– 0	–		(40,000)
Settlements		– 0	–		310,708			310,708
Transfers in to Level 3		2,342,117			(993,225)			1,348,892
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 10/31/11		$2,264,482			$(1,167,683)			$1,096,799

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/11*		$(33,529)			$(174,458)			$(207,987)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all

18	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2011, which is year 10 of operations, the amount of such fees waived was $67,919. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2011, the Fund reimbursed ABIS $375 for such costs.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$ – 0 –	$13,823	$12,727	$1,096	$1

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,909,152		$16,583,416
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$106,639,932

Gross unrealized appreciation	$3,962,223
Gross unrealized depreciation	(630,677)

Net unrealized appreciation	$3,331,546

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

20	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the Fund held interest rate swap contracts for hedging purposes.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Fund had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $1,167,683 at October 31, 2011.

At October 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$1,167,683

Total				$1,167,683

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(340,903)	$(143,534)

Total		$(340,903)	$(143,534)

For the year ended October 31, 2011, the average monthly notional amount of interest rate swaps was $12,576,923.

NOTE D

Common Stock

There are 4,828,621 shares of common stock outstanding at October 31, 2011. During the year ended October 31, 2011, the Fund issued 1,089 shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2010, the Fund issued 865 shares in connection with the Fund’s dividend reinvestment plan; residual shares of common stock held by the Fund were sold in the amount of $237. The value for such residual shares sold as reported in the statement of changes in net assets in 2010 was subsequently revised by $(43) in 2011 to reflect the actual amount received.

22	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE E

Preferred Shares

The Fund has 1,800 shares authorized, and 1,632 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 816 shares each of Series M and Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for Series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.23% effective through November 7, 2011. The dividend rate on Series T is 0.23% effective through November 1, 2011.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$13,820	$14,263
Tax-exempt income	4,099,997	4,071,633

Total distributions paid	$4,113,817	$4,085,896

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$485,113
Accumulated capital and other losses	(539,859	)(a)
Unrealized appreciation/(depreciation)	2,213,412	(b)

Total accumulated earnings/(deficit)	$2,158,666	(c)

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

(a)

On October 31, 2011, the Fund had a net capital loss carryforward of $539,859 of which $134,268 expires in the year 2012, $267,920 expires in the year 2016, and $137,671 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended October 31, 2011, the Fund utilized capital loss carryforwards of $234,136.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the tax treatment of swap income and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund invests primarily in securities issued by the State of New York and its various political subdivisions. The Fund’s investments in New York municipal securities may be vulnerable to events adversely affecting New York’s economy which, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

24	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond (Fixed Rate Bond) to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the

26	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2011, the amount of the Fund’s Floating Rate Notes outstanding was $4,200,000 and the related interest rate was 0.14%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.73	$ 14.42	$ 12.79	$ 15.01	$ 15.43

Income From Investment Operations
Net investment income(a)(b)	.95	1.01	.99	.98	1.02
Net realized and unrealized gain (loss) on investment transactions	(.38)	.18	1.48	(2.15)	(.38)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.03)	(.03)	(.08)	(.34)	(.35)

Net increase (decrease) in net asset value from operations	.54	1.16	2.39	(1.51)	.29

Less: Dividends to Common Shareholders from
Net investment income	(.85)	(.85)	(.76)	(.71)	(.71)

Net asset value, end of period	$ 14.42	$ 14.73	$ 14.42	$ 12.79	$ 15.01

Market value, end of period	$ 13.69	$ 14.81	$ 13.00	$ 10.65	$ 13.81

Premium/(Discount), end of period	(5.06)%	.54%	(9.85)%	(16.73)%	(7.99)%
Total Return
Total investment return based on:(c)
Market value	(1.71)%	21.03%	30.35%	(18.59)%	(1.72)%
Net asset value	4.09%	8.52%	20.39%	(10.05)%	2.18%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$69,606	$71,106	$69,616	$61,720	$72,436
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$40,800	$40,800	$40,800	$40,800	$45,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)	1.44%	1.34%	1.49%	1.52%	1.23%
Expenses, net of waivers, excluding interest expense(d)	1.39%	1.28%	1.42%	1.45%	1.23%
Expenses, before waivers(d)	1.54%	1.51%	1.76%	1.86%	1.65%
Expenses, before waivers, excluding interest expense(d)	1.49%	1.46%	1.69%	1.79%	1.65%
Net investment income, before Preferred Shares dividends(b)(d)	6.70%	6.92%	7.31%	6.75%	6.73%
Preferred Shares dividends	.19%	.23%	.58%	2.38%	2.28%
Net investment income, net of Preferred Shares dividends(b)	6.51%	6.69%	6.73%	4.37%	4.45%
Portfolio turnover rate	15%	5%	5%	6%	7%
Asset coverage ratio.	271%	274%	271%	251%	261%

See footnote summary on page 29.

28	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	29

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance New York Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New York Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New York Municipal Income Fund, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2011

30	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2011.

The Fund designates $4,232,845 as exempt-interest dividends for the year ended October 31, 2011.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	31

2011 FEDERAL TAX INFORMATION

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

32	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	33

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert (Guy) B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street—7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 27, 2011, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

34	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 51 (2010)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

		102	None

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	35

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,## 79 (2001)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		102	None

John H. Dobkin, # 69 (2001)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

36	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was formerly a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	37

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

38	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		102	None

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

40	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	41

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert (Guy) B. Davidson III 50	Senior Vice President	Senior Vice President of the Adviser L.P.**, with which he has been associated since prior to 2006.

Douglas J. Peebles 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Michael G. Brooks 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Fred S. Cohen 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Terrance T. Hults 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investment Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

42	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	43

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

44	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ANYMIF-0151-1011

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB New York Muni Income	2010	$32,500	$8,000	$11,924
	2011	$32,500	$8,295	$12,467

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB NY Muni Income	2010	$712,104	$147,639
			$(135,715)
			$(11,924)

	2011	$696,428	$20,762
			$(8,295)
			$(12,467)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin	Nancy P. Jacklin
Michael J. Downey	Marshall C. Turner, Jr.
William H. Foulk, Jr.	Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Steve Cheetham: SVP-Value, London

James Crawford: SVP-Value, Australia

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

David Lesser: VP-Legal, New York

Jason Ley: SVP-Growth, Chicago

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

John Phillips: SVP-Value, New York

Guy Prochilo: SVP-Institutional Investments, New York

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since October 2005– Senior Vice President of AllianceBernstein L.P. (“AB”)	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Fred S. Cohen; since October 2005–Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Robert B. Davidson III; since April 2002– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Terrance T. Hults; since December 2001– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2011.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael G. Brooks	27	$15,987,000,000	None	None
Fred S. Cohen	27	$15,987,000,000	None	None
Robert B. Davidson III	27	$15,987,000,000	None	None
Terrance T. Hults	27	$15,987,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Michael G. Brooks	1	14,000,000	None	None
Fred S. Cohen	1	14,000,000	None	None
Robert B. Davidson III	1	14,000,000	None	None
Terrance T. Hults	1	14,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Michael G. Brooks	1,764	$13,114,000,000	2	$138,000,000
Fred S. Cohen	1,764	$13,114,000,000	2	$138,000,000
Robert B. Davidson III	1,764	$13,114,000,000	2	$138,000,000
Terrance T. Hults	1,764	$13,114,000,000	2	$138,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein (the “Adviser”) owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser’s Code of Ethics and Business Conduct Ethics require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers (except transactions in open-end mutual funds) approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a)(3) Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser’s Partners Compensation Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Adviser’s Master Limited Partnership Units. In 2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

(iv) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(v) Compensation under the Adviser’s Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser’s publicly-traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

(a)(4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2011 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael G. Brooks	None

Fred S. Cohen	None

Robert B. Davidson III	None

Terrance T. Hults	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 22, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date:	December 22, 2011